                                                                    EXHIBIT 10.2

                                    DUNN COMPUTER
                                     CORPORATION
                                     GSA SCHEDULE

                                    # GS-35F-4085D
                                4-1-96 THROUGH 3-31-99
                          AUTHORIZED ADP SCHEDULE PRICELIST
                         FSC GROUP 70, PART I, SECTIONS B & C



GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT,
END USER COMPUTERS (NORMALLY MICROCOMPUTERS) AND EQUIPMENT
USED PRIMARILY OFF-LINE, AND SOFTWARE

Special Item No. 132-8 Purchase of Hardware
Special Item No. 132-18 Repair Service
Special Item No. 132-19 Repair Parts
Special Item No. 132-33 Purchase of Software

HARDWARE                                                        CATEGORY CODE
--------                                                        -------------
FSC Class 7010-0001 End User Computers                          G
FSC Class 7010-0002 Optical Disk Systems                        K
FSC Class 7010-0003 Laptop, Portable and Notebook Computers     H
FSC Class 7025-0004 Printers (ADP)                              A
FSC Class 7025-0006 Local Area Network Equipment and Acces.     J
FSC Class 7025-0007 Interactive Display                         B
FSC Class 7025-0008 Interactive Graphics                        A
FSC Class 7025-0010 Other ADP Input/Output and Storage Devices  C
FSC Class 7025-0011 Modems and Multiplexers                     D
FSC Class 7025-0012 Optical Disk Readers                        K
FSC Class 7050-0001 ADP Boards                                  F
FSC Class 5995-0001 Communication Equipment Cable               I
FSC Class 6145-0001 Coaxial Cable                               I
FSC Class 7030-0001 Operating System Software                   O


DUNN COMPUTER CORPORATION
1306 SQUIRE COURT, STERLING, VA 20166
703-450-0400, FAX 703-450-0406
E-MAIL: SALES@DUNNCOMP.COM, HTTP://WWW.DUNNCOMP.COM


Contract Number: - GS-35F-4085D, Period Covered by Contract: 4/1/96 through 3/31/99
               General Services Administration, Federal Supply Service

AGENCIES CAN BROWSE GSA ADVANTAGE! BY ACCESSING THE GSA'S HOME PAGE VIA INTERNET AT WWW.GSA.GOV.


                                  TABLE OF CONTENTS



PC's...........................................................................1

Servers........................................................................2

Monitors.......................................................................2

Accessories....................................................................2

Software.......................................................................2

Memory Products................................................................3

Storage Devices................................................................3

Tape Back-up...................................................................3

Video Products.................................................................4

Sound Products.................................................................4

CD-ROM's.......................................................................4

CPU's..........................................................................4

Floppy Drives..................................................................5

Notebook Computers.............................................................5

Notebook Accessories...........................................................5

PC Cards (PCMCIA)..............................................................5

PC Card Readers (PCMCIA).......................................................6

Modems.........................................................................6

Multi-user Products............................................................7

Controllers....................................................................7

Networking Products............................................................8

Maintenance....................................................................8


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GS-35F-4085D      4/1/96-3/31/99                 800-296-DUNN      703-450-0400

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


GS-35F-4085D     4/1/96 - 3/31/99       800-296-DUNN     703-450-0400

                                                                                                 COUNTRY     ENERGY
GSA#          MFR PART#           PRODUCT DESCRIPTION                               GSA PRICE    OF ORIGIN   STAR?     WARRANTY

PCS
ALL SYSTEMS INCLUDE: PCI BUS, 8MB RAM, 256K CACHE, 2.1GB EIDE HDD, 2MB VIDEO
RAM, 2 SERIAL/1 PARALLEL, 3 1/2" FLOPPY DRIVE, 104 KEYBOARD, POINTING DEVICE,
MS-DOS 6.22/WFW 3.11 OR WIN95. (MUST ADD MONITOR)

1065   DCC-D2.1GB-075D2         Desktop System with Pentium 133MHz CPU              $1,029         US        Yes       3 Year

1365   DCC-D2.1GB-166D2         Desktop System with Pentium 166MHz CPU              $1,229         US        Yes       3 Year

1367   DCC-D2.1G -200D2         Desktop System with Pentium 200MHz CPU              $1,349         US        Yes       3 Year

1368   DCC-D2.1G -PP150D2       Desktop System with Pentium Pro 150MHz CPU          $1,424         US        Yes       3 Year

1369   DCC-D2.1GB-PP166D2       Desktop System with Pentium Pro 166MHz CPU          $1,559         US        Yes       3 Year

1372   CC-D2.1GB-PP2002D2       Desktop System w/ Pentium Pro 200MHz CPU(256)       $1,596         US        Yes       3 Year

1373   CC-D2.1GB-PP2005D2       Desktop System w/ Pentium Pro 200MHz CPU(512)       $2,564         US        Yes       3 Year

1460   DCC-M2.1GB-133D2         Mini Tower System with Pentium 133MHz CPU           $1,032         US        Yes       3 Year

1755   DCC-M2.1GB-166D2         Mini Tower System with Pentium 166MHz CPU           $1,232         US        Yes       3 Year

1357   DCC-M2.1GB-200D2         Mini Tower System with Pentium 200MHz CPU           $1,352         US        Yes       3 Year

1358   DCC-M. 2.1GB-PP150D2     Mini Tower System with Pentium Pro 150MHz CPU       $1,427         US        Yes       3 Year

1359   DCC-M. 2.1GB-PP166D2     Mini Tower System with Pentium Pro 166MHz CPU       $1,562         US        Yes       3 Year

1362   DCC-M. 2.1GB-PP2002D2    Mini Tower System w/ Pentium Pro 200MHz CPU(256)    $1,599         US        Yes       3 Year

1363   DCC-M. 2.1GB-PP2005D2    Mini Tower System w/ Pentium Pro 200MHz CPU(512)    $2,567         US        Yes       3 Year

1864   DCC-T2.1GB-133D2         Tower System with Pentium 133MHz CPU                $1,027         US        Yes       3 Year

2150   DCC-T2.1GB-166D2         Tower System with Pentium 166MHz CPU                $1,247         US        Yes       3 Year

1352   DCC-M. 2.1GB-200D2       Mini Tower System with Pentium 200MHz CPU           $1,367         US        Yes       3 Year

1353   DCC-M. 2.1GB-PP150D2     Mini Tower System with Pentium Pro 150MHz CPU       $1,442         US        Yes       3 Year

1354   DCC-M. 2.1GB-PP166D2     Mini Tower System with Pentium Pro 166MHz CPU       $1,577         US        Yes       3 Year

1377   DCC-M. 2.1GB-PP2002D2    Mini Tower System w/ Pentium Pro 200MHz CPU(256)    $1,614         US        Yes       3 Year

1378   DCC-M. 2.1GB-PP2005D2    Mini Tower System w/ Pentium Pro 200MHz CPU(512)    $2,582         US        Yes       3 Year

1379   DCC-ALLIN1               All-in-One Computer                                 $1,757         US        Yes       3 Year
                                Includes base unit with 17" monitor, 2MB Video,
                                16MB RAM, 2GB HDD, mouse, Floppy, WIN 95
                                Keyboard, Must add CPU (P133 or P166)
                                Options include: Sound, 8X CD, MPEG,
                                TV Tuner, PCMCIA


1378   DCC-DualP                Upgrade any of the above listed Pentium systems     $175           US        Yes       3 Year
                                to a dual Pentium Board (Note:
                                Does not include second processor)

1379   DCC-DualPP               Upgrade any of the above listed Pentium Pro systems $288           US        Yes       3 Year
                                to a dual Pentium Pro Board (Note:
                                Does not include second processor)

Dunn Computer Corporation 1306 Squire Court, Sterling, VA 20166 www.dunncomp.com/e-mail: sales@dunncomp.com
FAX 703-450-0406
Mod #5-1/15/97

 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

                                       1


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GS-35F-4085D      4/1/96-3/31/99                 800-296-DUNN      703-450-0400

SERVER PRODUCTS


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

ALL SERVER'S ARE CUSTOM CONFIGURATIONS BUILT UPON THE ITEMS LISTED BELOW. IN
ADDITION, OTHER PRODUCTS SUCH AS MEMORY AND PROCESSORS WILL BE NEEDED. PLEASE
CALL A SALES CONSULTANT FOR FURTHER INFORMATION.


2751   DCC-FT                   Full Tower Chassis, dual power supplies             $680           US        Yes       3 Year

2752   DCC-FTHW                 Full Tower Chassis, dual power supplies             $1,200         US        Yes       3 Year
                                hot swappable

2753   DCC-MB4                  Quad Server motherboard                             $6,022         US        Yes       3 Year
                                Does not include processors or memory

2754   DCC-MRAID                Mega Raid Controller                                $1,725         US        Yes       3 Year

2761   DCC-URAID                Ultra Raid Controller                               $1,725         US        Yes       3 Year

2761   DCC-RAIDCACHE            1MB Cache for Raid Controller                       $480           US        Yes       3 Year

2761   DCC-CD                   21 Bay CD Server                                    $8,400         US        Yes       3 Year

2762   DCC-Juke                 150 Disk Capacity Juke Box                          $18,485        US        Yes       3 Year

MONITORS
2750   DCC-CM2099               14", .28 Monitor                                    $234           US        Yes       3 Year

2760   DCC-CM1215               15", .28  Monitor                                   $357           US        Yes       3 Year

2765   DCC-17                   17", .28  Monitor                                   $588           US        Yes       3 Year

2766   DCC-1726                 17", .26  Monitor                                   $688           US        Yes       3 Year

2770   DCC-CM2098MU             20", .28 Monitor                                    $1,463         US        Yes       3 Year

2775   DCC-CM110MU              21", .26 Monitor                                    $1,620         US        Yes       3 Year


ACCESSORIES
3390   DCC-CRU-IDE              Removable disk option -  IDE drives                 $65            US        No        3 Year

3395   DCC-CRU-SCSI             Removable disk option -  SCSI drives                $69            US        No        3 Year

3460   DCC-TMB-250              PC Card (PCMCIA) Reader/Writer                      $156           SN        No        3 Year

3600   DCC-Mouse                PS/2 Mouse                                          $15            US        No        3 Year

3601   DCC-MouseMS              MS Compatible Mouse                                 $38            US        No        3 Year

3575   DCC-101KYBD              101 enhanced AT Keyboard                            $17            MX        No        3 Year

3110   DCC-2834F                Internal 28,800 BPS fax and data                    $124           US        No        3 Year
                                modem. v.42 bis/MNP hardware

3111   DCC-SpeakersH            SB32 Wavetable w/0007 speakers                      $188           US        No        3 Year

3112   DCC-SpeakersL            Multimedia Speakers                                 $35            US        No        3 Year


 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

                                       2


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

SOFTWARE

3595   DCC-NT                   MS Windows NT Upgrade- Latest version.              $202           US        No        3 Year
                                Must be ordered with a system.

3596   DCC-MSOP                 MS Office Pro- Latest version.                      $221           US        No        3 Year
                                Must be ordered with a system.

3597   DCC-MSNTU                MS NT Workstation Upgrade- Latest version.          $91            US        No        3 Year
                                Must be ordered with a system.

3599   DCC-MSNTS                MS NT Server- Latest version.                       $888           US        No        3 Year
                                Must be ordered with a system

3606   DCC-LANDESK              LANDesk Manager                                     $1,499         US        No        3 Year
                                Must be ordered with a system.

MEMORY PRODUCTS

2680   DCC-SIMM4                4MB SIMM Module                                     $58            US        No        3 Year

2685   DCC-SIMM4EDO             4MB SIMM Module - EDO                               $78            US        No        3 Year

2695   DCC-SIMM8                8MB SIMM Module                                     $82            US        No        3 Year

2700   DCC-SIMM8EDO             8MB SIMM Module - EDO                               $83            US        No        3 Year

2665   DCC-SIMM16               16MB SIMM Module                                    $139           US        No        3 Year

2666   DCC-SIMM32               32MB SIMM Module                                    $325           US        No        3 Year

2667   DCC-SIMM64               64MB SIMM Module                                    $645           US        No        3 Year

2690   DCC-512Cache             512KB Sync Cache                                    $78            US        No        3 Year

2691   DCC-256Cache             256KB Cache  Module                                 $41            US        No        3 Year


STORAGE DEVICES

3356   DCC-1                    1 GB EIDE Hard disk drive for Notebooks             $271           US        No        3 Year

3357   DCC-1.3                  1.3 GB EIDE Hard disk drive for Notebooks           $271           US        No        3 Year

3355   DCC-1.6                  1.6 GB EIDE Hard disk drive                         $271           US        No        3 Year

3375   DCC-2G                   2 GB EIDE Hard disk drive                           $355           US        No        3 Year

3385   DCC-4G                   4 GB EIDE Hard disk drive                           $875           US        No        3 Year


3365   DCC-1GSCSI               1 GB SCSI Hard disk drive                           $374           US        No        3 Year

3370   DCC-TY0030-02-7          2 GB SCSI Hard disk drive                           $813           SN        No        3 Year

3380   DCC-YS0030-05-7          4 GB SCSI Hard disk drive                           $1,127         SN        No        3 Year

3405   DCC-ZZ0030-01-0          9 GB SCSI Hard disk drive                           $2,037         SN        No        3 Year

3376   DCC-2U                   2 GB EIDE Hard disk drive Upgrade                   $63            US        No        3 Year


 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

                                       3


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

3377   DCC-2.5U                 2.5 GB EIDE Hard disk drive Upgrade                 $111           US        No        3 Year

3378   DCC-2SCSIU               2 GB SCSI Hard disk drive Upgrade                   $264           US        No        3 Year

3379   DCC-4SCSIU               4 GB SCSI Hard disk drive Upgrade                   $946           US        No        3 Year

3386   DCC-9SCSIU               9 GB SCSI Hard disk drive Upgrade                   $2125          US        No        3 Year


TAPE BACK-UP

3550   DCC-Tape250              250MB Internal Tape Back -up                        $152           US        No        3 Year

3565   DCC-Tape2                Extra tape for 250MB internal                       $18            US        No        3 Year
                                tape back-up

3555   DCC-2GB                  2GB Internal Tape Back-up                           $1,046         US        No        3 Year

3556   DCC-4GB                  4GB Internal Tape Back-up                           $1,359         US        No        3 Year

3557   DCC-8GB                  8GB Internal Tape Back-up                           $1,524         US        No        3 Year

3570   DCC-TapePort             Portable external 250MB tape                        $262           US        No        3 Year
                                back-up

3560   DCC-TapePort-Tape        Extra tape for Portable external                    $25            US        No        3 Year
                                250MB tape back-up

3561   DCC-1.GBJAZZ             Storage, 1.0GB                                      $622           US        No        3 Year


VIDEO PRODUCTS

2855   DCC-100-28100-00         4MB PCI DRAM Video Card                             $399           US        No        3 Year

2820   DCC-Video-1MVR-          1MB PCI VRAM Video card                             $159           US        No        3 Year

2840   DCC-100-25501-00-V       2MB PCI VRAM Video Card                             $270           US        No        3 Year

2860   DCC-100-25500-00-V       4MB PCI VRAM Video Card                             $446           US        No        3 Year

2861   DCC-2MBMPEG              PCI 2MB MPEG                                        $218           US        No        3 Year

2862   DCC-TV Tune              TV Tuner for the All-in-One                         $402           US        No        3 Year

2863   DCC-4MBWRAM              4MB WRAM PCI Video Card                             $455           US        No        3 Year

SOUND  PRODUCTS

2856   DCC-16-Sound             16 bit sound card with speakers                     $46            US        No        3 Year


2857   DCC-32-Sound             32 bit sound card with speakers                     $78            US        No        3 Year

CD-ROMS

3540   DCC-CHI535010            8X External CD-ROM                                  $291           US        No        3 Year

3525   DCC-MCS-164550           8X External CD-ROM, parallel port version           $306           US        No        3 Year

3541   DCC-2X4XCD               Reader/Writer CD                                    $1,039         US        No        3 Year

3535   DCC-8XCD                 8X Internal CD ROM                                  $105           US        No        3 Year

3543   DCC-8XSCSI               8X CD-ROM SCSI                                      $240           US        No        3 Year


 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

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

CPU'S
2710   DCC-486DX-2/66           486 DX/2-66 CPU                                     $92            US        No        3 Year

2715   DCC-486DX-4/100          486 DX/4-100 CPU                                    $128           US        No        3 Year

2730   DCC-586-133              Pentium 133MHz  CPU                                 $554           US        No        3 Year

2731   DCC-586-166              Pentium 166MHz  CPU                                 $581           US        No        3 Year

2733   DCC-586-200              Pentium 200MHz  CPU                                 $735           US        No        3 Year

2734   DCC-586-PP150            Pentium Pro 150 MHz  CPU                            $345           US        No        3 Year

2717   DCC-586-PP2002           Pentium Pro 200 MHz  CPU with 256                   $982           US        No        3 Year

2718   DCC-586-PP2005           Pentium Pro 200 MHz  CPU with 512                   $1,950         US        No        3 Year

2719   DCC-586-PMMXU            Pentium MMX Upgrade                                 $100           US        No        3 Year

FLOPPY  DRIVES

3440   DCC-Floppy3              3 1/2" 1.44MB Floppy Drive                          $20            JA        No        3 Year

3445   DCC-Floppy5              5 1/4" 1.44MB Floppy Drive                          $37            JA        No        3 Year

NOTEBOOK PC'S
ALL SYSTEMS INCLUDE: PCI BUS, 8MB RAM, 128K CACHE, 1GB EIDE HDD, 2MB VIDEO RAM,
2 SERIAL/1 PARALLEL, 3 1/2" FLOPPY DRIVE, 104 KEYBOARD, POINTING DEVICE, MS-DOS
6.22/WFW 3.11 OR WIN95.

2320   DCC-586/100-1GB-A        Active Screen with Pentium 100MHz CPU               $2,338         US        Yes       3 Year

2330   DCC-586CD-100-1GB-A      Active Screen with Pentium 100MHz CPU               $2,459         US        Yes       3 Year
                                and 8X CD ROM

2325   DCC-586/100-1GB-DS       Dual Scan Screen with Pentium 100MHz CPU            $2,122         US        Yes       3 Year

2335   DCC-586CD-100-1GB-D      Dual Scan Screen with Pentium 100MHz CPU            $2,300         US        Yes       3 Year
                                and 8X CD ROM

2336   DCC-586-BB - 12.1DS      Bare Bones Dual Scan Screen 12.1                    $2,088         US        Yes       3 Year
                                8X CD ROM, must add processor, memory, hdd
2337   DCC-586-BB - 10.4A       Bare Bones Active Screen                            $2,245         US        Yes       3 Year
                                8X CD ROM, must add processor, memory, hdd

2338   DCC-586-BB - 12.1A       Bare Bones Active Screen 12.1                       $2,891         US        Yes       3 Year
                                8X CD ROM, must add processor, memory, hdd

NOTEBOOK ACCESSORIES

2545   DCC-4MB RAM              4MB RAM Card                                        $139           US        No        3 Year

2550   DCC-8MB RAM              8MB RAM Card                                        $280           US        No        3 Year

2530   DCC-12MB RAM             12MB RAM Card                                       $420           US        No        3 Year

2535   DCC-16MB RAM             16MB RAM Card                                       $561           US        No        3 Year

2540   DCC-32MB RAM             32MB RAM Card                                       $1,122         US        No        3 Year

2541   DCC-40MB RAM             40MB RAM Card                                       $1,406         US        No        3 Year

2575   DCC-Dock                 Docking Station for the Dunn Notebook               $139           US        No        3 Year

 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

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
2660   DCC-Battery              Battery, secondary,  for the Dunn Notebook          $121           US        No        3 Year

2555   DCC-Car                  Car Adapter for the Dunn Notebook                   $32            US        No        3 Year

2556   DCC-Car                  Battery Charger for the Dunn Notebook               $93            US        No        3 Year

2557   DCC-MPEG                 MPEG Module  for the Dunn Notebook                  $46            US        No        3 Year

2558   DCC-PortR                Port Replicator  for the Dunn Notebook              $109           US        No        3 Year

PC CARDS (PCMCIA)

2585   DCC-EFX-1440PV           PC Card - Communications - Fax Modem, 14.4          $110           US        No        3 Year

2590   DCC-EFX-2880P            PC Card - Communications - Fax Modem,, 28.8         $219           US        No        3 Year

2595   DCC-EPX-ET10BT           PC Card - Networking -Ethernet 10BT                 $85            US        No        3 Year

2600   DCC-EPX-ET10T2           PC Card - Networking -Ethernet Combo                $110           US        No        3 Year

2605   DCC-EMS-0170             PC Card - Storage - 170MB HDD                       $337           US        No        3 Year

2610   DCC-EMS-0260             PC Card - Storage - 260MB HDD                       $421           US        No        3 Year

2615   DCC-EMS-0340             PC Card - Storage - 340MB HDD                       $500           US        No        3 Year

2630   DCC-EPM-4000F            PC Card - Storage - Flash - 4MB                     $189           US        No        3 Year

2635   DCC-EPM-8000F            PC Card - Storage - Flash - 8MB                     $334           US        No        3 Year

2620   DCC-EPM-16000F           PC Card - Storage - Flash - 16MB                    $616           US        No        3 Year

2640   DCC-EPM-1000S            PC Card - Storage - SRAM - 1MB                      $140           US        No        3 Year

2645   DCC-EPM-2000S            PC Card - Storage - SRAM - 2MB                      $241           US        No        3 Year

2650   DCC-EPX-2000             PC Card -I/O - 2 slot ISA adapter                   $105           US        No        3 Year

2655   DCC-EPX-SS1000           PC Card -I/O - SCSI Card                            $139           US        No        3 Year


PC CARD READERS (PCMCIA)

3455   DCC-TMB-650              External PC Card                                    $174           SN        No        3 Year
                                Reader/Writer, Parallel Port

3465   DCC-TMB-260              Internal PC Card                                    $139           SN        No        3 Year
                                Reader/Writer, Dual Socket, Rear Loading

3470   DCC-TMB-250              PC Card Reader. Desktop                             $171           US        No        3 Year
                                adapter, internal dual socket

3485   DCC-TMD-650              PC Card Reader. External                            $185           US        No        3 Year
                                parallel port, single socket

3486   DCC-PCREADR              PC Card Reader. Rear Load                           $139           US        No        3 Year


MODEMS, FAX/DATA

3112   DCC-14.4I                Internal 14.4 BPS fax and data                      $64            US        No        3 Year
                                modem. v.42 bis/MNP hardware.

 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

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

3110   DCC-2834F                Internal 28,800 BPS fax and data                    $124           US        No        3 Year
                                modem. v.42 bis/MNP hardware.

3085   DCC-2834FLX              External 28,800 BPS fax and data                    $155           US        No        3 Year
                                modem. v.42 bis/MNP hardware.

3111   DCC-33.6I                Internal 33.6 BPS fax and data                      $140           US        No        3 Year
                                modem. v.42 bis/MNP hardware.

3086   DCC-2834E                External 28,800 BPS fax and data                    $200           US        No        3 Year
                                modem. v.42 bis/MNP hardware.

MODEMS, FAX/DATA/VOICE

3045   DCC-2834VF               Internal28,800 BPS fax and data                     $134           US        No        3 Year
                                modem with voice capability.

3030   DCC-2834VLX              External 28,800 BPS fax and data                    $165           US        No        3 Year
                                modem with voice capability.





MODEMS, MULTIMEDIA
3000   DCC-SE34SRS              SoundExpression 28.8SRS.  Plug                      $259           US        No        3 Year
                                and Play/Windows 95-ready
                                28.8Kbps data and 14.4Kbps fax
                                modem featuring Voice View,
                                voicemail and full duplex speakerphone

3005   DCC-SE34SVD              SoundExpression 28.8SVD.  Plug                      $315           US        No        3 Year
                                and Play/Windows 95-ready
                                28.8Kbps data and 14.4Kbps fax
                                modem featuring Digital
                                Simultaneous Voice and Data
                                (DSVD), voicemail and full
                                duplex speakerphone


MULTI-USER PRODUCTS


3335   DCC-BB2016               16-port serial expansion                            $181           US        No        3 Year
                                BOCABOARD for ISA.  Drivers for
                                SCO Unix/Xenix and PC-DOS.
                                External concentrator supports
                                up to 16 RJ-45 ports

3340   DCC-BB1004               4-port serial expansion                             $57            US        No        3 Year
                                BOCABOARD for ISA.  Drivers for
                                SCO Unix/Xenix and PC-DOS.
                                Includes 4 six-foot RJ-11 to
                                DB-25 cables

3345   DCC-BB1008               8-port serial expansion                             $89            US        No        3 Year
                                BOCABOARD for ISA.  Drivers for
                                SCO Unix/Xenix and PC-DOS.
                                Includes 8 six-foot RJ-11 to
                                DB-25 cables

 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

GS-35F-4085D      4/1/96-3/31/99                 800-296-DUNN      703-450-0400


CONTROLLERS
3425   DCC-IDE002               IDE Controller                                      $19            US        No        3 Year

3415   DCC-IDEG22               High-Performance IDE Plus Controller                $47            US        No        3 Year

2935   DCC-IOAT55               I/O ports for ISA/EISA.  One                        $39            US        No        3 Year
                                parallel/two serial ports with a
                                16C550 buffered UARTon board

2955   DCC-IOAT66               I/O ports for ISA/EISA.  Six                        $72            US        No        3 Year
                                high-speed RS-232 serial ports
                                with 10-pin RJ-45 connectors and
                                16C550 buffered UARTs.
                                Excellent product for bulletin
                                board and fax server applications

2960   DCC-IO2BY4               I/O ports for ISA/EISA.  Two                        $72            US        No        3 Year
                                parallel/four serial ports with
                                16C550 buffered UARTs with  cables

3426   DCC-ISA 22               SCSI Controller - 1522                              $85            US        No        3 Year

3427   DCC-ISA 42               SCSI Controller - 1542                              $99            US        No        3 Year

3428   DCC-SCSIUltra            SCSI Controller - Ultra                             $229           US        No        3 Year

3429   DCC-SCSIUltraW           SCSI Controller - Ultra Wide                        $266           US        No        3 Year


NETWORKING PRODUCTS

3266   DCC-NICISA               ISA 10Base T Network Card                           $89            US        No        3 Year

3267   DCC-NICPCI               PCI 10Base T Network Card                           $118           US        No        3 Year

3268   DCC-NICISAC              ISA 10Base T Network Card Combo                     $105           US        No        3 Year

3269   DCC-NICPCI               PCI 10Base T Network Card Combo                     $140           US        No        3 Year

3265   DCC-BEN1PI               BOCALANcard PCI.  PCI bus                           $61            US        No        3 Year
                                Ethernet adapter with RJ-45 and
                                BNC connectors and two LEDs.
                                BNC-T connector included.

3270   DCC-BEN110               BOCALANcard TP.  16-bit ISA bus                     $48            US        No        3 Year
                                Ethernet adapter with RJ-45
                                connector and two LEDs.
                                Featuring Plug and Play/Windows
                                95 and jumperless design.

3271   DCC-TR164                Token Ring NIC ISA                                  $207           US        No        3 Year

3271   DCC-TR164PCI             Token Ring NIC PCI                                  $345           US        No        3 Year


MAINTENANCE

3615   DCC-RS-MIN-Shop          Minimum charge for repair                           $75            US        No        3 Year
                                service at Dunn Computer Corp's
                                facility. 1st Hour

3620   DCC-MIN-GOV              Minimum charge for repair                           $150           US        No           3 Year
                                service at Government Location
                                within established service  areas

 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

GS-35F-4085D      4/1/96-3/31/99                 800-296-DUNN      703-450-0400


3625   DCC-AHR-GOV              Per hour charge for repair                          $95            US        No        3 Year
                                service after hours at
                                Government location within
                                established service areas
                                (2 hours minimum charge). Travel
                                $35.00 per hour. (1 minimum  hour)

3630   DCC-RHR-Shop             Per hour charge for repair                          $45            US        No        3 Year
                                service during regular hours at
                                Dunn Computer Corp's facility
                                (to be used at the end of a job
                                to prorate to the nearest quarter hour)

3635   DCC-RHR-GOV              Per hour charge for repair                          $75            US        No        3 Year
                                service during regular hours at
                                Government location within
                                established service areas
                                (2 hours minimum charge)

3640   DCC-SHHR-GOV             Per hour charge for repair                          $113           US        No        3 Year
                                service on Sundays or Holidays
                                at Government location within
                                established service areas
                                (4 hours minimum charge)






 Dunn Computer Corporation   1306 Squire Court, Sterling, VA 20166
www.dunncomp.com/e-mail: sales@dunncomp.com  FAX 703-450-0406  Mod#5

                          AUTHORIZED ADP SCHEDULE PRICELIST
                         FSC GROUP 70, PART I, SECTIONS B & C

           GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT,
              END USER COMPUTERS (NORMALLY MICROCOMPUTERS) AND EQUIPMENT
                        USED PRIMARILY OFF-LINE, AND SOFTWARE



         Special Item No. 132-8 Purchase of Hardware
         Special Item No. 132-18 Repair Service
         Special Item No. 132-19 Repair Parts
         Special Item No. 132-33 Purchase of Software




HARDWARE                                                        CATEGORY CODE
FSC Class 7010-0001 End User Computers                                        G
FSC Class 7010-0002 Optical Disk Systems                                       K
FSC Class 7010-0003 Laptop, Portable and Notebook Computers                    H
FSC Class 7025-0004 Printers (ADP)                                             A
FSC Class 7025-0006 Local Area Network Equipment and Accessories               J
FSC Class 7025-0007 Interactive Display                                        B
FSC Class 7025-0008 Interactive Graphics                                       N
FSC Class 7025-0010 Other ADP Input/Output and Storage Devices                 C
FSC Class 7025-0011 Modems and Multiplexers                                    D
FSC Class 7025-0012 Optical Disk Readers                                       K
FSC Class 7035-0001 ADP Support Equipment                                      E
FSC Class 7050-0001 ADP Boards                                                 F
FSC Class 5995-0001 Communication Equipment Cable                              I
SOFTWARE
FSC Class 7030-0001 Operating System Software                                  O






Category Code M: Special Physical, Visual, Speech and Hearing Aid Equipment and Software may overlap the above FSC Classes.

                              Dunn Computer Corporation
                        1306 Squire Court, Sterling, VA 20166
             703-450-0400, FAX 703-450-0400, e-mail:dunncomp@dunncomp.com
                               HTTP://www.dunncomp.com

                            Contract Number: GS-35F-4085D
                     Period Covered by Contract 4/1/95 - 3/31/99

                           General Services Administration

                                Federal Supply Service

Products and ordering information in this Authorized ADP Schedule Pricelist is also available on the GSA Advantage! system. Agencies can browse GSA Advantage! by accessing GSA's Home Page via Internet at www.gsa.gov.



                                  TABLE OF CONTENTS





INFORMATION FOR ORDERING OFFICES                                        PAGE III


GENERAL TERMS AND CONDITIONS APPLICABLE
TO PURCHASE (132-08), MAINTENANCE (132-12),
REPAIR SERVICE (132-18), REPAIR PARTS (132-19),
PURCHASE OF SOFTWARE (132-33), MAINTENANCE
OF SOFTWARE (132-34), AND
CLASSROOM TRAINING (132-50)                                              PAGE IX


TERMS AND CONDITIONS APPLICABLE TO PURCHASE
OF GENERAL PURPOSE COMMERCIAL AUTOMATIC
DATA PROCESSING EQUIPMENT (SPECIAL ITEM 132-08)                          PAGE XI




TERMS AND CONDITIONS APPLICABLE TO REPAIR SERVICE
(SPECIAL ITEM 132-18) AND REPAIR PARTS (SPECIAL
ITEM 132-19) FOR GENERAL PURPOSE COMMERCIAL
AUTOMATIC DATA PROCESSING EQUIPMENT, WHEN
REQUIRED SERVICE IS NOT COVERED BY
GUARANTEE PROVISIONS                                                   PAGE XIII



TERMS AND CONDITIONS APPLICABLE TO PURCHASE
(SPECIAL ITEM 132-33) AND MAINTENANCE
(SPECIAL ITEM 132-34) OF GENERAL PURPOSE
COMMERCIAL ADP SOFTWARE LICENSES
(NON-EXCLUSIVE PERPETUAL USE)                                          PAGE XVII

GSA PRICE LIST                                                            PAGE 1















INFORMATION FOR ORDERING OFFICES

1.  Geographic Scope of Contract:
The Geographic scope of this contract is the 48 contiguous states, the District of Columbia, Alaska, Hawaii, the Comonwealth of Puerto Rico, and overseas U.S. Government installations.

2.  Contractor's Ordering Address and Payment Information:
                              Dunn Computer Corporation
                        1306 Squire Court, Sterling, VA 20166
               703-450-0400, FAX 703-450-0400, e-mail:dunncomp@aol.com


Government Commercial Credit Cards will be acceptable for payment. In addition, bank account information for wire transfer payments will be shown on the invoice.

    Below are the telephone number(s) that can be used by ordering agencies to obtain technical and/or ordering assistance.

703-450-0400, FAX 703-450-0400, e-mail - dunncomp@aol.com


3.  Reserved

4. Statistical Data for Government Ordering Office Completion of Standard Form 279:

    Block 9:  G.  Order/Modification Under Federal Schedule

    Block 16:  Contractor Establishment Code (DUNS): 17-704-2603

    Block 30:  Type of Contractor - B.

         A.   Small Disadvantaged Business
         B.   Other Small Business
         C.   Large Business
         G.   Other Nonprofit Organization
         L.   Foreign Contractor

    Block 31:  Woman-Owned Small Business - No

    Block 34:  Reserved

    Block 36:  Contractor's Taxpayer Identification
               Number (TIN) - 54-1424654

4a. CAGE Code: OJLPO4S


5.  FOB Destination


6.  COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULES)

(a) TIME OF DELIVERY. The contractor shall deliver to destination within the number of calendar days after receipt of order (ARO), as set forth below. Offerors shall insert in the "time of Delivery (days ARO)" column in the Schedule of Items a definite number of calendar days within which delivery will be made. In no case shall the offered delivery time exceed the contractor's normal commercial practice.

ITEMS OR GROUPS
OF ITEMS (SIN OR                  DELIVERY TIME
NOMENCLATURE)                     (DAYS ARO)

    132-8                              30
    132-33                             30

(b) EXPEDITED DELIVERY TIMES. For those items that can be delivered quicker than the delivery times in paragraph (a), above, the offeror is requested to insert below, a time (hours/days ARO) that delivery can be made when EXPEDITED DELIVERY is requested.

ITEMS OR GROUPS OF ITEMS                         EXPEDITED DELIVERY TIME
 (SIN OR NOMENCLATURE)                          (HOURS/DAYS ARO)

          None                                             None
--------------------------                  --------------------------
__________________________                  __________________________

__________________________                  __________________________

__________________________                  __________________________

(c) OVERNIGHT AND 2-DAY DELIVERY TIMES. Schedule customers may require overnight or 2-day delivery. The offeror is requested to annotate in its pricelist or by separate attachment the items that can be delivered overnight or within 2 days. Contractors offering such delivery service will be required to state in the FSS pricelist details concerning this service.

(d) URGENT REQUIREMENTS

When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to contact the contractor for the purpose of obtaining accelerated delivery. The contractor shall replay to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the contractor in writing.) If the contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.

7.  Discounts:

    a. Prompt Payment: 1/4% - 10 days from receipt of invoice or date of acceptance, whichever is later.
    b.   Quantity - Yes
    c.   Dollar Volume - None
    d.   Government Educational Institutions - None
    e.   Discount for use of Government Commercial Credit Card- None
    f.   Other - None

8.  Production Points and Statement Concerning Foreign Produced Items:

    Dunn Computer Corporation, Sterling, VA, USA

9.  Statement Concerning Availability of Export Packing:

10. Small Requirements: The minimum dollar value of orders to be issued is $50.

11a. Maximum Order: (All dollar amounts are exclusive of any discount for prompt payment.)

    a. Special Item 132-2 - Leasing
         The maximum dollar value per purchase order/price for all leased products will be $500,000.
    b. Special Item 132-8 - Purchase of Hardware
         The maximum dollar value per order will be $500,000 for all hardware products.
    c. Special Item 132-19 - Purchase of Software
         The maximum dollar value per order will be $50,000 or $500,000 for all software products
    e. Special Item 132-50 - Classroom Training
         The maximum dollar value per order will be $25,000 for all training products
    f. Special Item 132-51 ADP Services
         The maximum dollar value per order will be $500,000 for all ADP
         Services.

Note: Maximum Order do not apply to Special Item Numbers 132-12 Maintenance of Equipment, 132-18 Repair Service, or 132-34 Maintenance of Software.

11b.     Orders That Exceed the Maximum Order

(a) In accordance with FAR 8.404 there may be circumstances where an ordering activity finds it advantageous to request a price reduction such as where a quantity of an individual order clearly indicates the potential for obtaining a reduced price.

    To assist the customer agencies to determine when they should seek a price decrease a level called a maximum order has been established under the contract. When an agency order exceeds this amount it is recommended that the ordering activity contact the contractor for a reduced price.

(b) Contractor may:

    (1) offer a new lower price for this requirement (the Price Reduction clause is not applicable to orders placed over the Maximum Order in FAR 52.216-19.)

    (2)  offer the lowest price available under the contract; or

    (3) decline the order, orders must be returned in accordance with FAR 52.216-19.

(c) A delivery order for quantities that exceed the maximum order may be placed with the contractor selected in accordance with FIRMR 201-39.803-3. The order will be placed under the current contract.

(d) Sales for orders that exceeds the Maximum Order shall be reported in accordance with GSAR 552.238-72.

12. FEDERAL ADP/TELECOMMUNICATION STANDARDS REQUIREMENTS: Federal departments and agencies acquiring products from this Schedule must comply with the provisions of Federal Standards Program, as appropriate(reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards (FIPS) or Federal Telecommunication Standards (FED-STDS), which are cited by ordering offices, shall be responded to promptly by the Contractor.

12.1 FEDERAL INFORMATION PROCESSING STANDARDS PUBLICATIONS    (FIPS PUBS):  ADP
products under this Schedule that do not conform to Federal Information Processing Standards (FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication." Federal Information Processing Standards Publications (FIPS PUBS) are issued by the U.S Department of Commerce, National Institute of Standards and Technology (NIST) pursuant to the National Security Act. Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port Royal Road, Springfield, Virginia 22161. FIPS PUBS include voluntary standards when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office, and orders for subscription service should be referred to the NTIS Subscription Officer, both at the above address, or telephone number (703) 487-4650.

12.2 FEDERAL TELECOMMUNICATION STANDARDS (FED-STDS): Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-STDS) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD." Federal Telecommunication Standards are issued by the General Services Administration, pursuant to the Federal Property and Administrative Services Act of 1949, amended (40 U.S.C. 487). Ordering information and information concerning the availability of FED-STDS should be obtained from the GSA Specification Sales Office, Room 6654, 7th & D Streets, SW, Washington, DC 20407, telephone number (202) 708-9205. Please include a self-addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling GSA Standards Branch, KMPS, 18th & F Streets, NW, Washington, DC 20405, telephone number (202) 501-1180.

13. SECURITY REQUIREMENTS. In the event security requirements are necessary, the ordering activities may incorporate, in their delivery order(s), a security clause in accordance with current laws, regulations, and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency. If any costs are incurred as a result of the inclusion of security requirements, such costs will be negotiated with the Schedule Contractor on an open market basis, outside the scope of the contract.

14. CONTRACT ADMINISTRATION FOR ORDERING OFFICES: Any ordering office, with respect to any one or more delivery orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.249-1, 52.249-2, and 52.249-8.

15. GSA Advantage! (replaces the OSS ITS On-Line Schedule System)

The GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendors' schedule pricelists with ordering information, terms and conditions, and up-to-date pricing that will aid Schedule users in acquisitions. The GSA Advantage! will allow the user to:

    a.   Search by Vendor's Name or Contract Number to view or   download the
vendor's complete GSA-approved pricelist with terms, conditions, and up-to-date pricing.

    b. Perform various searches across all contracts including, but not limited to:

         (1)  Manufacturer;

         (2)  Manufacturer's Part Number; and

         (3)  Product category(ies).

Agencies can browse GSA Advantage! by accessing the Internet World Wide Web utilizing a browser (ex.: NetScape). The Internet address is http://www.gsa.gov.

16. USE OF GROUP 70 SCHEDULES CONTRACTS.  In accordance with     FIRMR
201-39.803-3:

a. PRIOR TO SELECTING A GSA NONMANDATORY FIP Schedule contract and placing an order, the agency shall justify any restrictive requirement (e.g., an "all or none" requirement or a requirement for "only new" equipment).

b. Ordering activities can place orders of $2,500 or less with any GSA nonmandatory FIP schedule contractor. GSA has already determined the prices of items under these contracts to be fair and reasonable.

c. To reasonably ensure that a selection represents the best value and meets the agency's needs at the lowest overall cost alternative, before placing a MAS order of more than $2500, an ordering activity should--

    (1) Consider reasonably available information about products offered under Multiple Award Schedule contracts; this standard is met if the ordering activity does the following:

         (i) Considers products and prices contained in any GSA MAS automated information system (e.g., Information Technology Service On-line Schedules System); or

         (ii) If automated information is not available, reviews at least three
(3) pricelists.

    (2) In selecting the best value item at the lowest overall cost (the price of the item plus administrative costs), the ordering activity may consider such factors as--

         (i) Special features of one item not provided by comparable items which are required in effective program performance;

         (ii) Trade-in considerations;

         (iii) Probable life of the item selected as compared with that of a comparable item;

         (iv) Warranty conditions; and

         (v)  Maintenance availability.

    (3) Give preference to the items of small business concerns when two or more items at the same delivered price will meet an ordering activity's needs.

d. MAS contractors will not be required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order. There may be circumstances where an ordering activity finds it advantageous to request a price reduction, such as where the ordering activity finds that a schedule product is available elsewhere at a lower price, or where the quantity of an individual order clearly indicates the potential for obtaining a reduced price.

e. Ordering activities should document orders of $2,500 or less by identifying the contractor the item was purchased from, the item purchased, and the amount paid. For orders over $2,500, MAS ordering files should be documented in accordance with internal agency practices. Agencies are encouraged to keep documentation to a minimum.

f. Requirements or orders shall not be fragmenented in order to circumvent the applicable MOL.


             GENERAL TERMS AND CONDITIONS APPLICABLE TO PURCHASE (132-8),
                    MAINTENANCE (132-12), REPAIR SERVICE (132-18),
                REPAIR PARTS (132-19), PURCHASE OF SOFTWARE (132-33),
          MAINTENANCE OF SOFTWARE (132-34), AND CLASSROOM TRAINING (132-50)

     GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT AND SOFTWARE

The following terms and conditions are applicable to all Special Item Numbers:




1.  GEOGRAPHIC SCOPE OF CONTRACT

The geographic scope of this contract is the 48 contiguous states, the District of Columbia, Alaska, Hawaii, the Commonwealth of Puerto Rico, and such other overseas locations as listed herein.

2.  CONTRACTOR COMMITMENTS, WARRANTIES AND REPRESENTATIONS

    a. For the purpose of this contract, commitments, warranties and representations include, in addition to those agreed to for the entire schedule contract:

         (1)  Time of delivery/installation quotations for individual orders;

         (2) Technical representations and/or warranties of products concerning performance, total system performance and/or configuration, physical, design and/or functional characteristics and capabilities of a product/equipment/ service/software package submitted in response to requirements which result in orders under this schedule contract.

         (3) Any representations and/or warranties concerning the products made in any literature, description, drawings and/or specifications furnished by the contractor.

    b. The above is not intended to enlarge the scope of this schedule contract for individual orders. Prices, options, terms and conditions of any orders are limited strictly to those specified in the schedule contract and pricelist and agreed to by GSA.

3.  OVERSEAS ACTIVITIES

The terms and conditions of this contract shall apply to all orders for installation, maintenance and repair of equipment in areas listed in the pricelist outside the 48 contiguous states and the District of Columbia, except for the following modifications:

    a. In place of an installation date for equipment, a shipping date shall be specified on the order.

    b. The contractor agrees to promptly install all equipment, ready for use.

    c. Upon request of the contractor, the Government may provide the contractor with logistics support, as available, in accordance with all applicable Government regulations. Such

Government support will be provided on a reimbursable basis, and will only be provided to the contractor's technical personnel whose services are exclusively required for the fulfillment of the terms and conditions of this contract (Purchase, Maintenance, and Repair Service).

    d.   The contractor agrees to accept orders for repair of equipment.


                    TERMS AND CONDITIONS APPLICABLE TO PURCHASE OF
            GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT
                                 (SPECIAL ITEM 132-8)

1.  MATERIAL AND WORKMANSHIP

All equipment furnished hereunder must be new and satisfactorily perform the function for which it is intended.

2.  ORDER

A written order, EDI (GSA Advantage! and FACNET), and credit card orders shall be the basis for purchase in accordance with the provisions of this contract.
If time of delivery extends beyond the expiration date of the contract,   the
contractor will be obligated to meet the delivery and installation date specified in the original order. Written orders, EDI orders, credit card orders or, in the case of BPA's or BOA's, telephone orders are permissible.

3.  TRANSPORTATION OF EQUIPMENT

FOB DESTINATION. Prices cover equipment delivery to destination, for any location within the geographic scope of this contract.

4.  INSTALLATION AND TECHNICAL SERVICES

    a. INSTALLATION. When the equipment provided under this contract is not normally self-installable, the contractor's technical personnel shall be available to the Government, at the Government's location, to install the equipment and to train Government personnel in the use and maintenance of the equipment.

The charges for such services are listed below, or in the price schedule:

Government Location (within established service areas) $96 per hour, minimum charge $192.

    b.   OPERATING AND MAINTENANCE MANUALS.  The contractor   shall furnish the
Government with one (1) copy of all operating and maintenance manuals relating to the equipment being installed/purchased.



5.  ACCEPTANCE
Equipment must operate in accordance with manufacturer's published specifications. The user agency should give the contractor a notice of acceptance or rejection within 30 days from receipt of the equipment. The Government is relieved of all risk of loss or damage prior to acceptance.



6.  GUARANTEE

    a. The contractor will furnish all maintenance, machine adjustments, repairs, and parts at the Contractor's location for a period three years - return to factory.

    b. All parts replaced during the guarantee period shall become the property of the contractor.

    c. Prior to the expiration of the guarantee period, whenever equipment is shipped for repair or mechanical replacement purposes, the contractor shall bear all costs, including, but not limited to, costs of packing, transportation, rigging, drayage, and insurance. This guarantee shall apply to the replacement machine from the date of its acceptance.

    d. When equipment is returned to the contractor's establishment for repairs, the contractor shall be responsible for any damage or loss, from the time the equipment is removed from the Government's installation, until the equipment is returned to such installation.

    e. This guarantee does not apply if damage to the equipment is occasioned by fault or negligence of the Government.

    f. Inspection and repair of defective equipment under this guarantee will ONLY be performed at the contractor's plant at the following address:

1306 Squire Court, Sterling, VA, USA 20166

and defective equipment will be repaired or replaced within 48 hours after receipt.

7.  PURCHASE PRICE FOR ORDERED EQUIPMENT

The purchase price that the Government will be charged will be the Government purchase price in effect at the time of order placement, or the Government purchase price in effect on the installation date (or delivery date when installation is not applicable), whichever is less.

8.  TRADE-IN OF FIP EQUIPMENT

When an agency determines that FIP equipment will be replaced, the agency shall follow the contracting policies and procedures in Federal Information Resources Management Regulations (FIRMR) 201-23, the Federal Acquisition Regulation (FAR), and the policies and procedures on exchange/sale contained in 41 CFR part 101-46.


                  TERMS AND CONDITIONS APPLICABLE TO REPAIR SERVICE
             (SPECIAL ITEM 132-18) AND REPAIR PARTS (SPECIAL ITEM 132-19)
               FOR GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING
                 EQUIPMENT, WHEN REQUIRED SERVICE IS NOT COVERED BY
                                 GUARANTEE PROVISIONS

1.  SERVICE AREAS

    a. The repair service rates listed herein are applicable to any Government location within a 25 mile radius of the contractor's service points. If any additional charge is to apply because of the greater distance from the contractor's service locations, the mileage rate or other distance factor shall be stated in paragraph 5.c.(3) of this Special Item 132-18.

    b. When repair services cannot be performed at the Government installation site, the repair services will be performed at the contractor's plant(s) listed below:

1306 Squire Court, Sterling, VA 20166, USA



2.  ORDER

    Agencies may use blanket purchase orders, individual purchase orders, or small order procedures for ordering repair service under this contract. Blanket purchase orders shall not extend beyond the end of the contract period. Written orders, EDI orders, credit card orders or, in the case of BPA's or BOA's, telephone orders are permissible.

3.  LOSS OR DAMAGE

When the contractor removes equipment to his establishment for repairs, the contractor shall be responsible for any damage or loss, from the time the equipment is removed from the Government installation, until the equipment is returned to such installation.



4.  RESPONSIBILITIES OF THE CONTRACTOR

    a. The contractor shall always be responsive to the Government's repair service needs. The contractor shall perform all repair services which are ordered by the Government during the contract term.

    b. The contractor's repair service personnel shall complete repairs as soon as possible after notification by the Government that service is required. The contractor will furnish all maintenance, machine adjustments, repairs, and parts at the Contractor's location for a period three years - return to factory.

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    c.   Only new, standard parts shall be used in effecting repairs.  Parts which have been replaced shall remain the property of the Government, except when the Government concludes than an appropriate allowance is obtained for such defective parts.

    d. GUARANTEE. All repair work will be unconditionally guaranteed for a period of three (3) years - return to factory.

5.  REPAIR RATE PROVISIONS

    a. CHARGES. Charges for repair service will include the labor charge, computed at the rates set forth below, for the time during which repairmen are actually engaged in work, and, when applicable, the charge for travel or transportation.

    b. MULTIPLE MACHINES. When repairs are ordered by a Government agency on two or more machines located in one or more buildings within walking distance of each other, the charges will be computed from the time the repairman commences work on the first machine, until the work is completed on the last machine. The time required to go from one machine to another, or from one building to another, will be considered actual work performance, and chargeable to the Government, provided the time consumed in going between machines (or buildings) is reasonable.

    c.   TRAVEL OR TRANSPORTATION

         (1)  AT THE CONTRACTOR'S SHOP

              (a) When equipment is returned to the contractor's shop for adjustments or repairs which are not covered by the guarantee provision, the cost of transportation, packing, etc., from the Government location to the contractor's plant, and return to the Government location, shall be borne by the Government.

              (b) The Government should not return defective equipment to the contractor for adjustments and repairs or replacement without his prior consultation and instruction.

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         (2)  AT THE GOVERNMENT LOCATION (Within Established Service Areas)

When equipment is repaired at the Government location, and repair service rates are established for service areas or zones, the listed rates are applicable to any Government location within such service areas or zones. No extra charge, time, or expense will be allowed for travel or transportation of repairmen or machines to or from the Government office; such overhead is included in the repair service rates listed.

         (3)  AT THE GOVERNMENT LOCATION (Outside Established Service Areas)

              (a) The repair service rates listed for subparagraph (2) above apply, except that a travel charge of 30 cents per mile for repairmen will apply to the round-trip distance between the geographic limits of the applicable service area and the Government location. Such charge will apply as an additional charge, but it will be limited to one round trip for each request that is made by the ordering activity for repair service, regardless of whether repairs are performed at the Government location or at the contractor's shop.

              (b) When the overall travel charge computed at the above mileage rate is unreasonable (considering the time required for travel, actual and necessary transportation costs, and the allowable Government per diem rate for each night the repairman is required to remain overnight at the Government location), the Government shall have the option of reimbursing the contractor for actual costs, provided that the actual costs are reasonable and allowable. The contractor shall furnish the Government with a report of travel performed and related expenses incurred. The report shall include departure and arrival dates, times, and the applicable mode of travel.

    d.   LABOR RATES

         (1)  REGULAR HOURS

The Regular Hours repair service rates listed herein shall entitle the
Government to repair service during the period    8:00 a.m. to 5:00 p.m., Monday
through Friday, exclusive of

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holidays observed at the Government location.  There shall be no additional charge for repair service which was requested during Regular Hours, but performed outside the Regular Hours defined above, at the convenience of the contractor.

         (2)  AFTER HOURS

When the Government requires that repair service be performed outside the Regular Hours defined above, except Sundays and Holidays observed at the Government location, the After Hours repair service rates listed herein shall apply. The Regular Hours rates defined above shall apply when repair service is
requested during Regular Hours, but performed After Hours at   the convenience
of the contractor.

         (3)  SUNDAYS AND HOLIDAYS

When the Government requires that repair service be performed on Sundays and Holidays observed at the Government location, the Sundays and Holidays repair service rates listed herein shall apply. When repair service is requested to be performed during Regular Hours and/or After Hours, but is performed at the convenience of the contractor on Sundays or Holidays observed at the Government location, the Regular Hours and/or After Hours repair service rates, as applicable, shall apply.

                                 REPAIR SERVICE RATES

                                  REGULAR        AFTER          SUNDAYS AND
                        MINIMUM   HOURS          HOURS          HOLIDAYS
LOCATION                CHARGE*   PER HOUR**     PER HOUR**     PER HOUR
--------                ------    --------       --------       --------

CONTRACTOR'S SHOP       $120      $60            N/A            N/A

GOVERNMENT LOCATION
(WITHIN ESTABLISHED
SERVICE AREAS)               $192      $96            $144           $192

GOVERNMENT LOCATION
(OUTSIDE ESTABLISHED
SERVICE AREAS)               N/A       N/A            N/A            N/A

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*MINIMUM CHARGES INCLUDES 2 FULL HOURS ON THE JOB.

**FRACTIONAL HOURS, AT THE END OF THE JOB, WILL BE PRORATED TO THE NEAREST QUARTER HOUR.

6.  INVOICES AND PAYMENT

Invoices for repair service shall be submitted by the contractor as soon as possible after completion of the work. Payment under blanket purchase orders will be made quarterly or monthly, except where cash payment procedures are used. Invoices shall be submitted separately to each Government office ordering services under the contract. The cost of repair parts shall be shown as a separate item on the invoice, and shall be priced in accordance with Special
Item 132-19. PROMPT PAYMENT DISCOUNT, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

REPAIR PARTS:  SPECIAL ITEM 132-19

1.  PRICES

All parts, furnished as spares or as repair parts in connection with the repair of equipment shall be new, standard parts manufactured by the equipment manufacturer. All parts shall be furnished at prices indicated in the contractor's commercial pricelist dated 9/1/95, at a discount of 32% from such listed prices.

2.  GUARANTEE

All parts, furnished either as spares or repair parts in connection with the repair of equipment, will be unconditionally guaranteed for a period of three years - with a return to factory warranty.


          TERMS AND CONDITIONS APPLICABLE TO PURCHASE (SPECIAL ITEM 132-33)
               AND MAINTENANCE (SPECIAL ITEM 132-34) OF GENERAL PURPOSE
                           COMMERCIAL ADP SOFTWARE LICENSES
                            (NON-EXCLUSIVE PERPETUAL USE)


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

1.  PURCHASE TERMS

    a. ACCEPTANCE. The Government shall accept or reject software in writing within thirty (30) calendar days after date of delivery.

    b. GUARANTEE. All software furnished pursuant to the terms of this contract will be unconditionally guaranteed for defects in the software or the disk for a period of three (3) years - with a return to factory warranty, beginning on the first day of acceptance.

2.  UTILIZATION LIMITATIONS

The Government agrees to refrain from changing or removing any insignia or lettering from the software or documentation that is provided, or producing copies of manuals or disks, except one copy for backup purposes, as allowed by the manufacturer. The Government also agrees to comply with the following:

    a. Title to and ownership of the software and documentation, and any reproductions thereof, shall remain with the contractor.

    b. Use of the software and documentation shall be limited to the facility for which the software is acquired.

    c.   FAR clauses 52.227-14 RIGHTS IN DATA--GENERAL       (JUN 1987) and
52.227-19 COMMERCIAL COMPUTER SOFTWARE--RESTRICTED RIGHTS (JUN 1987) are incorporated by reference as part of this pricelist.


3.  TECHNICAL SERVICES
The contractor, without additional charge to the Government, shall provide a hot line technical support number 703-450-0400 for the purpose of providing user assistance and guidance in the implementation of the software. The technical support number is available from 8:30 a.m. to 5:30 p.m. EST

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